UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 9, 2013


                                 IMAGING3, INC.
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             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
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                 (State or other jurisdiction of incorporation)


        000-50099                                         95-4451059
 ------------------------                   ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)

                 3200 W. VALHALLA DR., BURBANK, CALIFORNIA 91505
            -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (818) 260-0930
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              (Registrant's telephone number, including area code)

NOT APPLICABLE
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

ITEM 1.03. BANKRUPTCY OR RECEIVERSHIP.
--------------------------------------

As previously disclosed, on September 13, 2012, Imaging3, Inc., a California corporation ("Imaging3" or the "Company"), filed a voluntary petition under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Central District of California, Los Angeles Division (the "Bankruptcy Court"), as Case No. 2:12-bk-41206-NB (the "Bankruptcy Case").

CONFIRMATION OF THE PLAN

On March 5, 2013, the Company filed its First Amended Chapter 11 Plan of Reorganization Dated March 5, 2013, and on April 30, 2013 the Company filed the Motion for Order Confirming Debtor's First Amended Chapter 11 Plan of Reorganization Dated March 5, 2013 as Modified with modifications to the First Amended Plan of Reorganization (collectively and as amended and supplemented, the "Plan"). On May 21, 2013 and May 22, 2013, the Bankruptcy Court held a confirmation hearing and confirmed the Plan, and on July 9, 2013 entered an Order Confirming Debtor's First Amended Chapter 11 Plan of Reorganization Dated March 5, 2013, as Modified (the "Confirmation Order") and Findings of Fact and Conclusions of Law Re Order Confirming Debtor's First Amended Chapter 11 Plan of Reorganization Dated March 5, 2013, which approved and confirmed the Plan. By the terms of the confirmed Plan and the Confirmation Order, absent any appeal and a stay pending appeal, the Plan becomes effective, and the Company will emerge from Chapter 11 protection, on July 30, 2013 (the "Effective Date").

All capitalized terms used in this Report but not otherwise defined herein shall have the meanings ascribed to them in the Plan. Copies of the Plan, the Confirmation Order, and the Findings of Fact and Conclusions of Law are attached hereto as Exhibits 2.1,2.2 and 2.3, respectively, and are incorporated herein by reference.

SUMMARY OF THE PLAN

The following is a summary of certain material terms of the Plan as confirmed. This summary highlights only certain substantive provisions of the Plan and does not include a description of all of the terms, conditions and other provisions of the Plan, the Disclosure Statement, the Confirmation Order or other documentation governing or contemplated by the Plan, and is qualified in all respects by reference to the full text of the Plan and the Confirmation Order.

As of the Effective Date, the Company's Amended and Restated Certificate of Incorporation will authorize the Company to issue up to 1,000,000,000 shares of common stock and up to 1,000,000 shares of preferred stock. Pursuant to the Plan, on the Effective Date the Company will issue 170,000,000 shares of common stock, assuming that on the Effective Date the Company's outstanding indebtedness to its junior secured lenders represented by Dane Medley as collateral agent (the "Medley Lenders") is $1,000,000 and subject to the Warrant Request described below under the caption "Modification of the Plan." The issuance of New Common Stock under the Plan will be made pursuant to an exemption from the registration requirements of the United States Securities Act of 1933 contained in Section 1145(a) of the Bankruptcy Code. No shares of the Company's preferred stock will be issued under the Plan. Each share of Company common stock outstanding immediately before the Effective Date (including all options and warrants to purchase such common stock) will, under the terms of the Plan and the Confirmation Order, be canceled and of no further force or effect after the Plan becomes effective. All such stock shall cease to be recognized as an ownership interest in the Company as of the Effective Date.

The Plan provides for the issuance of new shares of common stock in connection with the implementation of the Plan and for the conversion of most of the Company's pre-petition debt and pre-petition common stock into New Common Stock of the reorganized Company. The classification and treatment of all Claims and Equity Interests in the Company are set forth in detail in Article II.C of the Plan, and are summarized as follows:

       (i) all outstanding indebtedness due to North Surgery Center, L.P., which holds a judgment claim in the amount of $53,792.83 secured by a blanket lien over the Company's assets, will be paid in full over 36 months after the Effective Date with a 4% interest. The lien will remain in place until the creditor has received full payment.
       (ii) all outstanding indebtedness due to Precision Forging Dies, which holds a claim of $45,278.06 secured by a mechanic's lien over certain of the Company's machinery/prototype, will be paid in full on the first business day of the thirteenth calendar month following the Effective Date. The lien will remain in place until the creditor has received full payment.
       (iii) all outstanding indebtedness due to the Company's senior secured lenders, Gemini Master Fund, LTD ("Gemini"), Alpha Capital Anstalt ("Alpha") and Brio Capital, L.P. ("Brio"), totaling approximately $1,073,032.66, will be converted into 56,439,175 shares of New Common Stock in the reorganized Company. Each creditor will be issued its PRO RATA share of such shares. However, if the Warrant Request is approved by the Bankruptcy Court, such creditors will receive an aggregate of 38,290,480 shares of the New Common Stock and Gemini and Alpha will each receive a warrant to purchase the rest of the shares of the New Common Stock to which each Gemini and Alpha is entitled under the Plan.
       (iv) all outstanding indebtedness due to the Company's junior secured lenders represented by Jeffrey K. Lee as their collateral agent, totaling approximately $288,796, will be converted into 15,536,859 shares of New Common Stock in the reorganized Company. Each creditor will be issued its PRO RATA share of such shares.
       (v) all outstanding indebtedness due to the Company's junior secured lenders represented by Dane Medley as their collateral agent, which may be up to $1,000,000 as of the Effective Date pursuant to the Plan, will be converted into 53,823,965 shares of New Common Stock in the reorganized Company. Each creditor will be issued its PRO RATA share of such shares. In the event that the indebtedness to such lenders is less than $1,000,000 on the Effective Date, the number of shares issued to such lenders shall be reduced PRO RATA. As of the date of this Report, such indebtedness is $730,715.
       (vi) all outstanding indebtedness due to Los Angeles County Treasurer & Tax Collector, which holds a secured tax claim in the amount of $5,774.92, and to Kaiser Foundation Health Plan, which holds a priority unsecured claim of $2,719, will be paid in full on the first business day of the first calendar month following the Effective Date;
       (vii) approximately $2 million of unsecured indebtedness outstanding under the Company's prepetition unsecured debt obligations will be converted and exchanged 21,513,051 shares of New Common Stock in the reorganized Company, except IRS' general unsecured claim of $62,736.92 which will receive cash in an amount equal to the value of shares of the New Common Stock which would have been issued to it under the Plan but for the restriction on the form of payment under IRC section 6311;
       (viii) Dean Janes, CEO of the Company, will receive 3,986,949 shares of New Common Stock on account of his secured claim in the amount of $359,938 and 10,200,000 shares of New Common Stock contributed by Gemini, Alpha and Brio from the shares to which they otherwise would have been entitled under the Plan;

       (ix) The Company's pre-petition common stock will be cancelled and 8,500,000 shares of New Common Stock in the reorganized Company will be issued to the shareholders of the pre-petition common stock.

In addition, the Plan provides for the payment in full of all administrative expenses allowed under section 507(a)(1) of the Bankruptcy Code on the Effective Date. The Company's bankruptcy counsel, Greenberg Glusker Fields Claman & Machtinger LLP, although entitled to payment in full on the Effective Date has agreed to a separate installment payment agreement between the Company and the law firm. The Plan further provides for the payment in full of priority tax claims over a period not exceeding five years after September 13, 2012.

All of the Company's known service contracts with its customers are assumed as obligations of the reorganized Company under the Plan. The Claim Exchange Agreements entered into with Cranshire Capital, L.P. and Freestone Advantage Partners, L.P. have been rejected under the Plan. The Bankruptcy Court has approved the estimation of any claims based on the rejection of the Claim Exchange Agreements at zero dollars ($0) for Plan distribution purposes.

On the Effective Date, the number of directors of the reorganized Company will be set at five. Dean Janes, Xavier Aguilera and Raul Carrega will initially be appointed to the board and there will be two vacancies, to be filled by board upon the Company's finding a suitable candidate willing to serve. The officers of the reorganized Company will be: Dean Janes, as Chief Executive Officer; Xavier Aguilera as Chief Financial Officer and Secretary; and Haykaz Balian as Vice President of Operations.

As to the shareholder derivative action titled VUKSICH V. IMAGING3, INC. AND DEAN JANES ET AL., filed in the Superior Court of California, County of Los Angeles Glendale Branch as case number EC058516 on May 16, 2012, (the "Vuksich Litigation"), the Bankruptcy Court ruled in the Confirmation Order that after the Effective Date, the plaintiffs in the Vuksich Litigation shall no longer have any right or standing to continue to prosecute the Vuksich Litigation, or to institute a new derivative shareholder action based on any events occurring prior to the confirmation of the Plan. The Bankruptcy Court in its Memorandum Decision Denying Vuksich's Motion for Abandonment of Potential Claims Against Officers and Directors, entered on July 11, 2013 [Docket No. 411] , further ruled that the former holders of those equity securities will not as of the Effective Date have any right or standing to assert whatever pre-confirmation derivative claims they might have had. Vuksich has appealed two orders of the Bankruptcy Court, order denying his motion to dismiss the Bankruptcy Case and order disallowing his claims against the Company, to the U.S. District Court for the Central District of California.

The Plan also includes certain releases, injunctions and exculpation provisions. The Plan contemplates that the Company will raise additional funding. However, there can be no assurance that the Company will be able to find additional funding on terms acceptable to it or at all.

MODIFICATION OF THE PLAN

The terms of the Plan confirmed by the Bankruptcy Court may be further modified or amended. Presently, the Motion for Order (1) Approving Stipulation Between Imaging3, Inc. and Gemini Master Fund, LTD, Alpha Capital Anstalt and Brio Capital, L.P. to Modify Treatment of Class 3 Creditors Under the Debtor's Chapter 11 Plan of Reorganization; and (2) Confirming the Modified Plan is scheduled for a hearing on July 30, 2013 (the "Warrant Request"). If the Motion is granted, the plan treatment of Class 3 Claims will be modified so that Gemini and Alpha would each receive 13,000,000 shares of New Common Stock, Gemini would receive a warrant to purchase 7,861,472 shares of New Common Stock and Alpha would receive a warrant to purchase 10,287,224 shares of New Common Stock.

SHARES OUTSTANDING

As of the date hereof, there are 565,291,689 shares of the Company's common stock issued and outstanding and 3,000 shares of the Company's Series A Preferred Stock issued and outstanding, all of which will be cancelled and extinguished on the Effective Date.

Upon the Effective Date and assuming that on the Effective Date the Company's outstanding indebtedness to the Medley Lenders is $1,000,000 and the approval of the Warrant Request by the Bankruptcy Court, the Company expects to issue 151,851,305 shares of New Common Stock and to reserve 18,148,695 shares of New Common Stock for issuance upon exercise of the Warrants, aggregating 170,000,000 shares. No other shares of the Company's stock will be reserved for issuance in respect of claims and interests filed and allowed under the plan.

ASSETS AND LIABILITIES

As of June 30, 2013, the Company had assets of $378,103.43 and liabilities of $ 22,466,039.31. The Company's unaudited balance sheet as of June 30, 2013, as submitted to the Bankruptcy Court, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
---------------------------------------------

EXHIBIT NO.                            DESCRIPTION
-----------   ------------------------------------------------------------------
2.1           First  Amended  Chapter 11 Plan of  Reorganization  Dated March 5,
              2013 as Modified

2.2 Order Confirming Debtor's First Amended Chapter 11 Plan of Reorganization Dated March 5, 2013, as Modified

2.3           Findings of Fact and Conclusions of Law

99.1 Company's Balance Sheet as of June 30, 2013 (unaudited), as submitted to the Bankruptcy Court


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This current report on Form 8-K includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this current report is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this current report. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "plan," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our Annual Report on Form 10-K, filed on April 16, 2012 with the SEC, which can be found at the SEC's website www.sec.gov, each of which is specifically incorporated into this current report. Any forward-looking information presented herein is made only as of the date of this current report, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  IMAGING3, INC.

                                  By:  /s/ Dean Janes, Chief Executive Officer
                                       ---------------------------------------
                                       Dean Janes, Chief Executive Officer

Date:  July 15, 2013



































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